UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado                 001-13458                84-0920811
(State or other         (Commission           (I.R.S. Employer
 jurisdiction of         File Number)          Identification No.)
 incorporation)
4880 Havana Street, Denver, CO             80239
(Address of principal executive offices) (Zip Code)
Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR        240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))


Total pages: 6
Exhibit index at: 3


Item 2.02	Results of Operations and Financial Condition.

On May 5, 2005, Scott's Liquid Gold-Inc. announced in a press release its operating results for first quarter of 2005. The press release is attached as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(c) 	Exhibits.
	The following exhibit accompanies this Report:

      Exhibit No.        Document
          99             Press Release dated May 5, 2005
                         concerning results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SCOTT'S LIQUID GOLD-INC.
                                       (Registrant)

Date:   May 5, 2005                   /s/ Jeffry B. Johnson
                                      By: Jeffry B. Johnson
                                      Chief Financial Officer and
                                       Treasurer



EXHIBIT INDEX

Exhibit
Number         Document
   99          Press Release dated May 5, 2005 concerning results of
               operations.


                                                            Exhibit 99


For Immediate Release

SCOTT'S LIQUID GOLD-INC.
ANNOUNCES FIRST QUARTER OPERATING RESULTS

DENVER, Colorado (May 5, 2005) -- Scott's Liquid Gold-Inc. (OTC BB:
"SLGD"), which develops, manufactures and markets household and skin care products, today announced its operating results for the first quarter of 2005.

For the three months ended March 31, 2005, net sales were $5,522,500 compared with net sales of $5,209,000 in the first quarter of the previous year. The Company reported a net loss of $394,900 or ($0.04) per share, in the most recent quarter, versus a net loss of 350,800 or ($0.03) per share, in the three months ended March 31, 2004.

Mark E. Goldstein, Chairman of the Board and Chief Executive Officer of Scott's Liquid Gold-Inc., commented "During the first quarter of 2005, we experienced an increase in sales of our Montagne Jeunesse line of skin care products while experiencing a decrease in sales of our other skin care products and our line of household chemical products. The loss for 2005 was primarily due to a lower profit margin on the increased sales of our Montagne Jeunesse products and to the household chemical products sales decrease. Mr. Goldstein went on to comment
"We are in the early stages of introducing four new items in our Alpha Hydrox line of cosmetic products. We are also introducing a new wood care product under the Scott's
Liquid Gold product line. "

Scott's Liquid Gold-Inc. develops, manufactures and markets high quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, Alpha Hydrox skin care products, and Neoteric Diabetic Skin Care products. Scott's Liquid Gold-Inc. also distributes skin care sachets of Montagne Jeunesse. The Company is headquartered in Denver, Colorado, and its common stock trades on the OTC Bulletin Board under the symbol "SLGD".

Additional information on Scott's Liquid Gold-Inc. and its products can be accessed on the World Wide Web: www.scottsliquidgold.com, www.alphahydrox.com, www.touchofscent.com, and www.neotericdiabetic.com.

This press release may contain "forward-looking" statements within the meaning of U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the Company's performance inherently involve risks and uncertainties that could cause actual results to differ from such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace; acceptance in the marketplace of the Company's new product lines; competitive factors; continuation of the Company's distributorship agreement with Montagne Jeunesse; the need for effective advertising of the Company's products; limited resources available for such advertising; new product introductions by others; technological changes; dependence upon third-party vendors and upon sales to major customers; changes in the regulation of the Company's products, including applicable environmental regulations; adverse developments in pending litigation; the loss of any executive officer; and other risks discussed in this release and in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

For further information, please contact:
Jeffry B. Johnson at (303) 373-4860













                          SCOTT'S LIQUID GOLD-INC.
                              & Subsidiaries

              CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

                                          Three Months Ended
                                               March 31,
                                          2005          2004
                                       -----------   -----------
                                       (Unaudited)   (Unaudited)
Net sales                              $ 5,522,500   $ 5,209,000
                                       -----------   -----------
Operating costs and expenses:
   Cost Of Sales                         3,107,500     2,750,600
   Advertising                             276,500       463,700
   Selling                               1,475,300     1,323,900
   General and administrative            1,022,800       986,500
                                       -----------   -----------
                                         5,882,100     5,524,700
                                       -----------   -----------

Loss from operations                      (359,600)     (315,700)
Interest income                             12,700        10,700
Interest expense                           (48,000)      (45,800)
                                       -----------   -----------
                                          (394,900)     (350,800)
Income tax expense (benefit)                  -             -
                                       -----------   -----------
Net loss                               $  (394,900)  $  (350,800)
                                       ===========   ===========

Net loss per common share (Note 2):
   Basic                               $     (0.04)  $     (0.03)
                                       ===========   ===========
   Diluted                             $     (0.04)  $     (0.03)
                                       ===========   ===========

Weighted average shares outstanding:
   Basic                                10,471,000    10,356,000
                                       ===========   ===========
   Diluted                              10,471,000    10,356,000
                                       ===========   ===========